MAXIM SERIES FUND, INC.
      8515 EAST ORCHARD ROAD
      ENGLEWOOD, COLORADO  80111







October 1, 1996



VIA EDGAR
Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C.  20549

Re:   Maxim Series Fund, Inc.
      Maxim INVESCO Balanced Portfolio
      File No. 2-75503

Ladies and Gentlemen:

Pursuant to Rule 497 of the Securities Act of 1933, filed herewith is the definitive prospectus and Statement of Additional
Information for the above-
captioned registrant.

If you have any questions, please call either Tom Mira, Jorden Burt Berenson &
Johnson LLP, at (202) 965-8158 or me at (303) 689-3817.

Thank you for your assistance.

Sincerely,

/s/ Beverly A. Byrne

Beverly A. Byrne
Assistant Secretary





      MAXIM SERIES FUND, INC.
      8515 E. Orchard Rd., Englewood, Colorado 80111
      Phone No. (303) 689-3000



      Maxim Series Fund, Inc. (the "Fund"), an open-end management investment company, includes the following diversified investment portfolio: the Maxim
INVESCO Balanced Portfolio.



      The Maxim INVESCO Balanced Portfolio (the "Portfolio") seeks to achieve a high total return on investment through capital appreciation and current income. The Portfolio invests in a combination of common stocks (normally 50% to 70% of total assets) and fixed-income securities (normally 25% or more).



      This Prospectus sets forth concisely the information about the Fund and the Portfolio that prospective investors ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request, without charge by calling or writing the Fund. The "Statement of Additional Information" bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.




      THIS PROSPECTUS SHOULD BE READ
      AND RETAINED FOR FUTURE REFERENCE.



      THE GREAT-WEST LIFE ASSURANCE COMPANY
      Investment Adviser


      The date of this Prospectus is October 1, 1996.

      INTRODUCTION

      Maxim Series Fund, Inc. (the "Fund") is an open-end management investment company (a mutual fund) that sells its shares to the Maxim Series Account, Retirement Plan Series Account, FutureFunds Series Account, FutureFunds II Series Account and Pinnacle Series Account of Great-West Life & Annuity Insurance Company ("GWL&A") and TNE Series(k) Account (collectively, the "Series Accounts") of The New England Mutual Life Insurance Company ("TNE"). The shares in the Series Accounts are currently used to fund benefits under certain individual and group variable annuity contracts and variable life insurance policies (the "Variable Contracts") issued by GWL&A and TNE. For information concerning your rights under a variable contract, see the applicable Series Account prospectus. Shares of the Fund are, and may in the future be, used to fund benefits under other contracts issued by GWL&A, its affiliates, TNE or other insurance companies. The Great-West Life Assurance Company ("Great-West") is the Investment Adviser for the Fund.

      THE FUND PORTFOLIOS

      Each portfolio of the Fund has its own investment objective and investment strategy. The Maxim INVESCO Balanced Portfolio is the only Portfolio offered in this prospectus and is described below. The investment objective may not be changed without a vote of a majority of the shares of the Portfolio. A more detailed description of the Portfolio's investment policies is contained in the Statement of Additional Information.

Maxim INVESCO Balanced Portfolio

      The Maxim INVESCO Balanced Portfolio (the "Portfolio") seeks to achieve a high total return on investment through capital appreciation and current income. The Portfolio pursues this objective by normally investing 50% to 70% of its total assets in common stocks, and the remainder in fixed-income securities, including cash reserves. At least 25% of the Portfolio's assets normally will be invested in fixed income securities issued by the U.S. Government, its agencies and instrumentalities, or in investment grade corporate bonds. The capital appreciation component of total return includes both realized and unrealized appreciation. There is no guarantee that the Portfolio will meet its objective.

      For the equity holdings, companies with better-than-average earnings growth potential are sought, as well as companies within industries identified as well-positioned for the current and expected economic climate. Because current income is a component of total return, dividend payout records are also considered. Most of these holdings are traded on national stock exchanges or in the over-the-counter markets; however, securities traded on regional or foreign exchanges may also be included in the Portfolio. In addition to common stocks, the Portfolio also may hold preferred stocks and securities convertible into common stock.

      For the fixed income portion of the Portfolio's holdings, obligations of the U.S. Government, its agencies and instrumentalities, or investment grade corporate bonds are selected. These securities tend to offer lower income than bonds of lower quality, but are more shielded from credit risk. Obligations issued by U.S. Government agencies or instrumentalities may include some supported only by the credit of the issuer rather than backed by the full faith and credit of the U.S. Government. The Portfolio may hold securities of any maturity (from less than one year up to 30 years), with the average maturity varying based upon economic and market conditions. The Portfolio also may hold cash and cash equivalent securities as cash reserves.

      The amount invested in stocks, bonds and cash equivalent securities may be varied from time to time depending upon the assessment of business, economic and market conditions. When it is believed conditions are adverse, the Portfolio may assume a defensive position by temporarily investing up to 100% of its assets in U.S. Government and agency securities, investment grade corporate bonds, or cash equivalent securities, such as domestic certificates of deposit and bankers' acceptances, commercial paper and repurchase agreements, in an attempt to protect principal value until conditions stabilize.



Up to 25% of the Portfolio's total assets, measured at the time of purchase, may be invested directly in foreign equity or corporate debt securities. Securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Please see "Foreign Investment Risks" in this prospectus for more information concerning these securities and their risks.

      The Portfolio's investments in fixed income securities may include investments in zero coupon bonds issued by the U.S. Government, its agencies or instrumentalities, step-up bonds, mortgage-backed securities and asset-backed securities. Please see "Debt Securities" in this prospectus and the Statement of Additional Information for more information about these securities.

      In order to hedge its holdings, the Portfolio may purchase and write options on securities and may invest in futures contracts for the purchase or sale of foreign currencies, fixed income securities and instruments based on financial indices (collectively, "futures contracts"), options on futures contracts and forward contracts. These practices and their risks are discussed in the Statement of Additional Information. Please also see "Foreign Currency Exchange Transactions" in this prospectus.

Illiquid Securities

      The Portfolio may invest up to 15% of its total assets in "illiquid securities" (taken as of the time of acquisition of an illiquid security). Illiquid securities are securities that may not be sold in the ordinary course of business within seven days at approximately the price used in determining the net asset value of the Portfolio. This restriction applies to securities for which a ready market does not exist, such as restricted securities, but does not necessarily encompass all restricted securities. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act of 1933 (the "1933 Act") which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, the Portfolio may make such investments. Whether or not such securities are "illiquid" depends on the market that exists for the particular security.

      The staff of the Securities and Exchange Commission has taken the position that the liquidity of Rule 144A securities is a question of fact for the board of directors to determine, such determination to be based on a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that while the board retains ultimate responsibility, it may delegate this function to an investment adviser. The Board of Directors of the Fund has delegated this responsibility to the Investment Adviser.

      It is not possible to predict with assurance exactly how the market for Rule 144A securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Portfolio's liquidity.

Debt Securities

      For the debt securities purchased for the Portfolio, an assessment of an issuer's ability to meet its interest rate obligations and repay its debt when due is undertaken. Debt obligations are rated based on their estimated credit risk by independent services such as Standard & Poor's Rating Group ("S&P") or Moody's Investors Services, Inc. ("Moody's"). "Market risk" for debt securities principally refers to sensitivity to changes in interest rate: for instance, when interest rates go up, the market value of a bond issued previously generally declines; on the other hand, when interest rates go down, bonds generally see their prices increase.

      The lower a bond's quality, the more it is subject to credit risk and market risk and the more speculative it becomes; this is also true of most unrated debt securities. Investment grade securities are those rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's or, if unrated, are judged to be of comparable quality to securities so rated. These bonds enjoy strong to adequate capacity to pay principal and interest. Securities rated BBB or Baa are considered to be of medium grade and may have speculative characteristics.

      Zero coupon bonds are issued by the U.S. government, its agencies or instrumentalities. Zero coupon bonds ("zeros") make no periodic interest payments. Instead, they are sold at a discount from their face value. The buyer of the zero receives the rate of return by the gradual appreciation in the price of the security, which is redeemed at face value at maturity. Step up bonds initially make no (or low) cash interest payments, but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. Being extremely responsive to changes in interest rates, the market prices of both zeros and step-up bonds may be more volatile than other bonds.
Distribution of income recognized on these bonds may be required, even though no cash interest payments may be received, which could reduce the amount of cash available for investment.

      Mortgage-backed securities represent interests in pools of mortgages. Asset-backed securities generally represent interests in pools of consumer loans. Both usually are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported, at least in part, by letters of credit or other credit enhancements, or in the case of mortgage-backed securities, guarantees by the U.S. government, its agencies or instrumentalities. The underlying loans are subject to prepayments that may shorten the weighted average lives of these securities and may lower their returns.

Reverse Repurchase Agreements

      The Portfolio may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by the Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which the Portfolio is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement may be viewed as a collateralized borrowing by the Portfolio.
Borrowing magnifies the potential for gain or loss on the portfolio securities of the Portfolio and, therefore, increases the possibility of fluctuation in the Portfolio's net asset value. The Portfolio will establish a segregated account with the Fund's custodian bank in which the Portfolio will maintain cash, cash items or liquid securities equal in value to the Portfolio's obligations in respect of reverse repurchase agreements.

Borrowings

      The Portfolio may borrow from banks in an amount not exceeding 33 1/3% of its assets (including the amount borrowed). If the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Portfolio makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Foreign Investment Risks

      Investments in foreign securities present risks not typically associated with investments in comparable securities of U.S. issuers. Since foreign securities involve foreign currencies, the value of the assets of the Portfolio and its net investment income available for distribution may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Investment will not be made in securities denominated in a foreign currency that is not fully exchangeable into U.S. dollars without legal restriction at the time of investment.

      There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgements against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

      The Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

      In determining whether to invest in securities of foreign issuers, the likely impact of foreign taxes on the net yield available may be considered. Income received from sources within foreign countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. While attempts will be made to minimize such taxes by timing of transactions and other strategies, there is no assurance that such efforts will be successful. Any such taxes paid will reduce net income available for distribution.

      Most foreign securities in the Portfolio (other than ADRs) will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Portfolio in foreign currencies. The value of foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Portfolio's investments (even if the price of the investments is unchanged) and changes in the dollar value of the Portfolio's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Portfolio's assets and on the net investment income available for distribution may be favorable or unfavorable.

      The Portfolio may incur costs in connection with conversions between various currencies. In addition, the Portfolio may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Portfolio declares and pays a dividend, or between the time when the Portfolio accrues and pays an operating expense in U.S. dollars.

      ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored
ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs. ADRs are subject to certain of the same risks as direct investments in foreign securities, including the risk that changes in the value of the currency in which the security underlying an ADR is denominated relative to the U.S. dollar may adversely affect the value of the ADR.


Foreign Currency Exchange Transactions

      The Portfolio may engage in foreign currency exchange transactions in an attempt to protect against uncertainty in the level of future exchange rates. The Portfolio may also engage in foreign currency exchange transactions in connection with the purchase and sale of securities ("transaction hedging") and to protect against changes in the value of specific positions ("position hedging").


      The Portfolio may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Portfolio contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in securities denominated in that foreign currency.

      If conditions warrant, the Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

      For transaction hedging purposes the Portfolio may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

      The Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the Portfolio intends to buy are denominated). For position hedging purposes, the Portfolio may purchase or sell foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies traded on exchanges or over-the-counter markets. In connection with position hedging, the Portfolio may also purchase or sell foreign currency on a spot basis.

      The Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Portfolio could hedge a foreign currency with forward contracts on another ("proxy") currency of which changes in value generally correlate with the currency to be hedged. Such "cross hedging" activities may be engaged in when it is believed that such transactions provide significant hedging opportunities. Cross hedging transactions involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

      Hedging transactions involve costs and may result in losses. The Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when it is believed the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. There is no assurance that appropriate foreign currency exchange transactions will be available with respect to all currencies in which investments may be denominated. Hedging transactions may also be limited by tax considerations. Hedging transactions may affect the character or amount of distributions.

      MANAGEMENT OF THE FUND

      Overall responsibility for management and supervision of the Fund rests with the Fund's directors. There are currently five directors, three of whom are not "interested persons" of the Fund within the meaning of that term under the Investment Company Act of 1940. The Board meets regularly four times each year and at other times as necessary. By virtue of the functions performed by Great-West as Investment Adviser, the Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund. These officers are employees of Great-West and receive compensation from it. The Statement of Additional Information contains the names of, and general background information regarding, each Director and executive officer of the Fund.

Investment Adviser

      Great-West, located at 8515 E. Orchard Rd., Englewood, Colorado 80111, serves as the Fund's "Investment Adviser." Through Power Corporation of Canada, a holding and management company, the Investment Adviser is controlled by a Canadian investor, Paul Desmarais, and his associates.
The Investment Adviser presently acts as the investment adviser for Great-West Variable Annuity Account A, a separate account of GWL&A registered as a management investment company, and certain non-registered, qualified corporate pension plan separate accounts of GWL&A. Great-West is a registered investment adviser with the Securities and Exchange Commission.

      Subject to the supervision and direction of the Fund's Board of Directors, the Investment Adviser manages the Portfolio in accordance with its stated investment objective and policies, makes investment decisions for the Portfolio and places orders to buy and sell securities on behalf of the Fund. The Investment Adviser provides investment advisory services and pays all the expenses of the Portfolio, except extraordinary expenses. As compensation for its services to the Portfolio, the Investment Adviser receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Portfolio.

Sub-Adviser

      INVESCO Trust Company ("ITC") serves as the sub-advisor to the Portfolio. As such, ITC is responsible for the daily management of the investment and reinvestment of assets of the Portfolio, subject generally to review and supervision of the Investment Adviser and the Board of Directors. ITC bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio.

ITC is a Colorado trust company and an indirect wholly-owned subsidiary of INVESCO PLC. ITC is registered as an investment advisor with the Securities and Exchange
Commission.  Its principal business address is 7800 E. Union
Avenue, Denver, Colorado 80237.

      Donovan J. (Jerry) Paul and Charles P. Mayer are co-portfolio managers for the Maxim INVESCO Balanced Portfolio. Mr. Mayer is primarily responsible for the day-to-day management of the Portfolio's equity holdings. He is also the co-portfolio manager for the INVESCO Balanced Fund, since 1996. Mr. Mayer is also co-portfolio manager of the INVESCO Industrial Income Fund, Inc. and INVESCO VIF-Industrial Income Fund. Mr. Mayer began his investment career in 1969 and is now senior vice president of INVESCO Trust; from 1993 to 1994, he was a vice president of INVESCO Trust. From 1984 to 1993, he was a portfolio manager with
Westinghouse Pension.   Mr. Paul focuses on the fixed income
investments for the Portfolio. Since 1994, he has also served as co-portfolio manager for the INVESCO Balanced Portfolio; portfolio manager of INVESCO Select Income Fund, INVESCO High Yield Fund, and INVESCO VIF-High Yield Portfolio; co-portfolio manager of INVESCO Industrial Income Fund and INVESCO VIF-Industrial Income Fund; portfolio manager and senior vice president of ITC. Formerly, Mr. Paul was Senior Vice President and Director of Fixed-Income Research (1989 to 1992) and portfolio manager (1987 to 1992) with Stein, Roe and Farnham Inc., and President (1993 to
1994) of Quixote Investment Management, Inc.

      The Investment Adviser is responsible for compensating ITC, which receives monthly compensation from the Investment Adviser at the annual rate of .50% of the average daily net assets of the Portfolio up to $25 million, .45% on the next $50 million, .40% on the next $25 million and .35% of such value in excess of $100 million.

      DIVIDENDS, DISTRIBUTIONS AND TAXES

      Dividends from investment income of the Portfolio shall be declared and reinvested semi-annually. Distributions of net realized capital gains, if any, are declared in the fiscal year in which they have been earned and are reinvested in additional shares of the Portfolio at net asset value.

      The Fund has qualified, and intends to continue to qualify, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code ("Code"). Each portfolio of the Fund is treated as a separate corporation for federal income tax purposes. The Portfolio intends to distribute all of its net income so as to avoid any federal income tax liability under the RIC provisions. All dividends and any distributions of any realized capital gains will be taxable to the Portfolio's shareholders, which in this case are GWL&A's and TNE's Series Accounts. The Portfolio also intends to distribute dividends in amounts sufficient to avoid the imposition of the Code Section 4982 excise tax.

      For a discussion of the taxation of GWL&A/TNE and the Series Accounts, see "Federal Tax Considerations" included in the applicable Series Account prospectus.

      PURCHASE AND REDEMPTION OF SHARES

      Shares of the Portfolio are sold and redeemed at their net asset value next determined after initial receipt of a purchase order or notice of redemption without the imposition of any sales commission or redemption charge. However, certain deferred sales and other charges may apply to the variable contracts issued through the Series Accounts. Such charges are described in the applicable Series Account prospectus.

      VALUATION  OF SHARES

      The Portfolio's net asset value per share is determined as of 4:00 p.m., EST/EDT once daily Monday through Friday, except on holidays on which the New York Stock Exchange is closed.

      Net asset value of a portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of portfolio shares outstanding. Portfolio securities that are traded on the stock exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked price. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors, including valuations furnished by a pricing service that may be retained by the Fund. Such a determination may take into account, for example, quotations by dealers or issuers for securities of similar type, quality, and maturity, or valuations furnished by a pricing service retained by the Fund.

      Money market securities held by the Portfolio with 60 days or less remaining to maturity are valued on an amortized cost basis, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the security.

      THE FUND AND ITS SHARES

      The Fund was incorporated under the laws of the State of Maryland on December 7, 1981 and is registered with the Securities and Exchange Commission as an open-end, management investment company. The Fund commenced operations on February 25, 1982.

      The Fund offers a separate class of common stock for each portfolio. All shares will have equal voting rights, except that only shares of a respective portfolio will be entitled to vote on matters concerning only that portfolio. Each issued and outstanding share of the Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the Portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the Portfolio remaining after satisfaction of outstanding liabilities. The shares of the Portfolio, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and, in such event, holders of the remaining shares would not be able to elect any directors.

      The Series Accounts, as part of GWL&A or of TNE, and Great-West, which provided the Fund's initial capitalization, and the affiliates of Great-West, will be holders of the shares and be entitled to exercise the rights directly as described in the applicable Series Account prospectus.

      The Fund offers its shares to the Series Accounts. For various reasons, it may become disadvantageous for one or more of the Series Accounts to continue to invest in Fund shares. In such an event, one or more Series Accounts may redeem its Fund shares. For further information, see the Statement of Additional Information.

      PERFORMANCE RELATED INFORMATION

      The Fund may advertise certain performance related information. Performance information about the Portfolio is based on the Portfolio's past performance only and is no indication of future performance.

      The Fund may include total return in advertisements or other sales materials regarding the Portfolio. When the Fund advertises the total return of the Portfolio, it will usually be calculated for one year, five years, and ten years or some other relevant period if the Portfolio has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Portfolio at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

      The Portfolio may also advertise its yield in addition to total return. This yield will be computed by dividing the net investment income per share earned during a recent one-month period by the net asset value of a Portfolio share (reduced by any dividend expected to be paid shortly out of Portfolio income) on the last day of the period.

      GENERAL INFORMATION

Reports to Shareholders

      The fiscal year of the Fund ends on December 31 of each year. The Fund will send to its shareholders, at least semiannually, reports showing performance of the Portfolio and other information. An annual report, containing financial statements, audited by independent certified public accountants, will be sent to shareholders each year.

Custodian

      Morgan Guaranty Trust Company of New York ("Morgan"), New York City, New York, acts as custodian of the Fund's assets. Morgan has custody of the Fund's assets held within and outside the United States. Morgan holds the Fund's assets in safekeeping and collects and remits the income thereon subject to the instructions of the Fund.


Independent Auditors

      Deloitte & Touche LLP has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to annual ratification by the Fund's shareholders.

Legal Counsel

      Jorden Burt Berenson & Johnson, LLP is counsel for the
Fund.

Additional Information

      The telephone number or the address of the Fund appearing on the front page of this prospectus should be used for requests for additional information.




___________________________________________________________

      MAXIM SERIES FUND, INC.

      Maxim INVESCO Balanced Portfolio

___________________________________________________________


      STATEMENT OF ADDITIONAL INFORMATION


             This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Fund. A copy of the Prospectus may be obtained from the Fund by writing the Fund at 8515 E. Orchard Rd., Englewood, Colorado 80111 or by calling the
Fund at (303) 689-3000.






___________________________________________________________

      THE GREAT-WEST  LIFE ASSURANCE COMPANY
      Investment Adviser


___________________________________________________________


      The date of the Prospectus to which this Statement of Additional Information relates and the date of this Statement of Additional Information is October 1, 1996.



      TABLE OF CONTENTS





Cross-reference
                                                                        to
page(s) in
                                                           Page
Prospectus

Sale of Shares.............................                  3
8

The Fund Portfolios........................                  3
2

      Description of Investment Securities..                 3
2
      Information About Securities Ratings..                 9
--
      Investment Limitations................                11
2
      Lending of Portfolio Securities.......                13
2
      Foreign Securities....................                13
2

Management of the Fund.....................                 14
6

      Directors and Officers................                14
--
      The Investment Adviser................                15
6
      The Sub-Adviser.......................                15
7

Portfolio Transactions and Brokerage.......                 15
8
      Portfolio Turnover....................                15
--
      Placement of Portfolio Brokerage......                16
8

Calculation of Yield and Return............                 17
9

Financial Statements........................                18
--



      SALE OF SHARES


Shares of the Fund are sold to the FutureFunds Series Account, FutureFunds II Series Account, Retirement Plan Series Account and the Maxim Series Account, which are separate accounts established by GWL&A to receive and invest premiums paid under variable annuity contracts issued by GWL&A. Shares of the Fund are also sold to TNE Series (K) Account of The New England Mutual Life Insurance Company ("TNE") to fund benefits under variable annuity contracts. Shares of the Fund are also sold to the Pinnacle Series Account, a separate account established by GWL&A to fund variable life insurance policies. Shares of the Fund are, and in the future may be, sold to other separate accounts of GWL&A, its affiliates or other insurance companies. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although no such disadvantages are currently foreseen either to variable life insurance policyowners or to variable annuity contract owners, the Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such policyowners and contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, (3) changes in the investment management of any portfolio of the Fund, or (4) differences in voting instructions between those given by policyowners and those given by contract owners.


      THE FUND PORTFOLIOS

The discussion that follows provides supplemental information to the discussion captioned "The Fund
Portfolios" in the Prospectus.

The Fund commenced operations as a management investment company in 1982. The Maxim INVESCO Balanced Portfolio was added effective October 1, 1996.


Description of Investment Securities

1. Asset-Backed Securities. Asset-backed securities may be classified as pass-through certificates of collateralized obligations. They depend primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

      Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in any underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

      Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purposes of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing the debt instrument are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the security and any credit support provided. As a result, although payments on such securities are obligations of the issuers, in the event of a default on the underlying assets not covered by credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

2. Bankers' Acceptance. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. The Fund generally will not invest in acceptances with maturities exceeding 7 days where to do so would tend to create liquidity problems.

3. Certificate of Deposit. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

4. Collateralized Mortgage Obligations. A Collateralized Mortgage Obligation ("CMO") is a bond which uses certificates issued by the Government National Mortgage Association, or the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation as collateral in trust. The trust then issues several bonds which will be paid using the cash flow from the collateral. The trust can redirect cash flow temporarily, first paying one bond before other bonds are paid. The trust can also redirect prepayments from one bond to another bond, creating some stable bonds and some volatile bonds. The proportion of principal cash flow and interest cash flow from the collateral flowing to each bond can also be changed, creating bonds with higher or lower coupons to the extreme of passing through the interest only to one bond and principal only to another bond. Variable rate or floating coupon bonds are also often created through the use of CMO's.

5. Commercial Paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

6. Covered Options. There are two types of covered options. A covered call option gives the purchaser the right to buy the underlying securities from the seller at a stated exercise price. In writing a covered call option, the seller must own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). A covered put option gives the purchaser the right to sell the underlying securities at a stated price. In the case of a covered put option, the seller will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. The seller will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. Combinations of covered puts and calls may be written on the same underlying security.

      Put options may be purchased to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option because the holder of the option is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the seller will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

      Premiums are received from writing a put or call option, which increases the return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the seller limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the seller assumes the risk that it may be required to purchase the underlying security for an exercises price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

      Call options may be purchased to hedge against an increase in the price of securities that the purchaser wants ultimately to buy. Such hedge protection is provided during the life of the call option since the holder of the call option is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transactions costs.

      Special risks are presented by internationally-traded options. Because of time differences, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

7. Dealer (Over-the-Counter) Options. A dealer option is an option which is not traded on an exchange and may be exercised through the dealer from whom it had purchased the option. If a Portfolio were to purchase a dealer option, failure by the dealer to perform on the option would result in the loss of the premium paid as well as loss of the expected benefit of the transaction.

      Dealer options do not have a continuous liquid market as do exchange-traded options. Consequently, the value of a dealer option may be realized only be exercising it or reselling it to the dealer who issued it. Dealer options will only be entered into with dealers who will agree to and which are expected to be capable of entering into closing transactions; however, there can be no assurance the a dealer option may be liquidated at a favorable price at any
time prior to expiration.   In the event of an insolvency of
the contra party, a dealer option may not be liquidated.

      The staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The cover used for written over-the-counter options may be treated as liquid if the dealer agrees that the over-the-counter option which the dealer has written may be repurchased for a maximum price to be calculated by a predetermined formula. In such cases, the over-the-counter option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, dealer options will be treated as subject to the limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

8. Eurodollar Certificate of Deposit. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

9. Floating Rate Note. A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but has a resetting of the interest rate on a one to six month rollover basis.

10. Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. When used with foreign currency exchange transactions, a forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the seller, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. Forward contracts can be used to protect the value of a seller's investment securities by establishing a rate of exchange that the seller can achieve at some future point in time; they do not simulate fluctuations in the underlying prices of the securities. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gains that might result should the value of such currency increase. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the need of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.


11. Hybrid Instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks associated with hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time.

12. Index Futures Contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made. When purchasing an index futures contract or selling index futures, (1) a segregated account consisting of cash, U.S. Government securities, or other liquid high-grade debt securities must be maintained with the custodian bank (and marked to market daily) which, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract; or (2) the Fund must "cover" its position.

13. Interest Rate Transactions. Interest rate swaps and interest rate caps and floors are types of hedging transactions which are utilized to attempt to protect the Portfolio against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of the Portfolio's holdings. These transactions may also be used to attempt to protect against possible declines in the market value of the Portfolio's assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates) or to protect unrealized gains in the value of the Portfolio's holdings, or to facilitate the sale of such securities.

      Interest rate swaps involve the exchange with another party of commitments to pay or receive interest; e.g., an exchange of fixed rate payments for variable rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

      The successful utilization of interest rate transactions depends on the Portfolio manager's ability to predict correctly the direction and degree of movements in interest rates. If the Portfolio manager's judgment about the direction or extent of movement in interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into such transactions.
For example, if the Portfolio purchases an interest rate swap or an interest rate floor to hedge against the expectation that interest rates will decline but instead interest rates rise, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor.

      The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. Interest rate swaps, caps and floors are considered by the Staff of the Securities and Exchange Commission to be illiquid securities and, therefore, the Portfolio may not invest more than 15% of its assets in such instruments. Finally, there can be no assurance that the Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Portfolio manager believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

14. Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the purchaser, reflecting an agreed upon market rate of interest for the period from the time of purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A purchaser will only enter repurchase agreements with underlying securities consisting of U.S. Government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While investment in repurchase agreements may be made for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the Securities and Exchange Commission has taken the position that repurchase agreements of greater than 7 days should be limited to an amount not in excess of 10% of a purchaser's total assets.

      Although repurchase transactions usually do not impose market risks on the purchaser, the purchaser would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, the purchaser may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, the purchaser could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by the purchaser upon liquidation of the securities may be limited.

15. Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the seller, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The seller will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The seller will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

16. Stripped Treasury Securities. Zero-Coupon Treasury Securities come in two forms: U.S. Treasury bills issued directly by the U.S. Treasury and U.S. Treasury bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from Treasury bonds and notes and resold them in custodial receipt programs with a number of different names. The underlying Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities, in trust on behalf of the owners thereof.

      Publicly filed documents state that counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that for Federal tax and securities purposes, purchasers of such certificates most likely will be deemed the beneficial holders of the underlying U.S. Government securities. In addition, such documents state that the terms of custody for the custodial receipt programs generally provide that the underlying debt obligations will be held separate from the general assets of the custodian and will not be subject to any right, charge, security interest, lien, or claim of any kind in favor of the custodian or any person claiming through the custodian, and the custodian will be responsible for applying all payments received on these underlying debt obligations, if any, to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance in customary amounts to protect the holders of the receipts or certificates against losses resulting from the custody arrangement. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of owners of the underlying debt obligations, including the right, in the event of default, to proceed directly and individually against the U.S. Government without acting in concert with other holders of such receipts or the custodian.

      When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold off separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in bundled form. Purchasers of Stripped Treasury Securities acquire, in effect, discount obligations that are economically identical to the "zero coupon bonds" that have been issued by corporations.

      The U.S. Treasury has facilitated transfers of ownership of Stripped Treasury Securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program, as established by the U.S. Treasury Department, is known as Separate Trading of Registered Interest and Principal of
Securities or "STRIPS". The plan eliminates the need for the trust or custody arrangements.

17. Swap Deposit. Swap deposits are foreign currency short-term investments consisting of a foreign exchange contract, a short-term note in foreign currency and a foreign exchange forward contract that is totally hedged in U.S. currency. This type of investment can produce competitive yield in U.S. dollars without incurring risks of foreign exchange.

18. Time Deposit. A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

19. Variable Amount Master Demand Note. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the liquidity of the issuer must be determined through periodic credit analysis based upon publicly available information.

20. Warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

21. When-issued Securities. When the purchase of securities on a "when-issued" or on a "forward delivery" basis is permitted, it is expected that, under normal circumstances, delivery of such securities will be taken. When a commitment to purchase a security on a "when-issued" or on a "forward delivery" basis is made, procedures are established for such purchase consistent with the relevant policies of the Securities and Exchange Commission. Since those policies currently recommend that assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk are expected to be held. However, although it is not intended that such purchases would be made for speculative purposes and adherence to the provisions of the Securities and Exchange Commission policies is expected, purchase of securities on such bases may involve more risk than other types of purchases. For example, the sale of assets which have been set aside in order to meet redemptions may be required. Also, if it is determined that it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the then available cash flow or the sale of securities would be required to meet the resulting obligations, or, although it would not normally be expected, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the payment obligation).



Information about Securities Ratings

      Corporate Bonds - Moody's Investors Service, Inc.

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds where are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


      Corporate Bonds - Standard & Poor's Corporation

AAA - This is the highest rating assigned by Standard &
Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for bonds rated BBB than for bonds in the A category.

BB, B, CCC, and CC - Standard & Poor's describes the BB, B, CCC and CC rated issues together with issues rated CCC and CC. Debt in these categories is regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


      Commercial Paper - Moody's Investors Service, Inc.

"Prime-1" - Commercial Paper issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.
Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured.
Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

"Prime-2" - Issuers in the Commercial Paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

"Prime-3" - Issuers in the Commercial Paper market rated
Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      Commercial Paper - Standard & Poor's Corporation

"A" - Issuers assigned this highest rating are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

"A-1" - This designation indicates that the degree of safety regarding timely payment is very strong.

"A-2" - Capacity for timely payment for issuers with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-
1".

"A-3" - Issuers carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.


      Investment Limitations

The Fund has adopted limitations on the investment activity of the Maxim INVESCO Balanced Portfolio which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Portfolio. "Majority" for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. A complete statement of all such limitations are set forth below.


The Fund (i.e., the Portfolio) will not:

1. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry; utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

2. With respect to 75% of its total assets, purchase the securities of any one issuer (except cash items and "Government securities" as defined under the 1940 Act), if the purchase would cause the Portfolio to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.

3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swap and forward contracts or from investing in securities or other instruments backed by physical commodities).

4. Make loans, except as provided in limitation (5) below and except through the purchase of obligations in private placements (the purchase of publicly-traded obligations are not being considered the making of a loan).

5. Lend its portfolio securities in excess of 33 1/3% of the total assets of the Portfolio (including the amount borrowed), taken at market value at the time of the loan, and provided that such loan shall be made in accordance with the guidelines set forth under "Lending of Portfolio Securities", in this Statement of Additional Information.

6. Borrow money, except that the Portfolio may borrow money as a temporary measure for extraordinary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowing that comes to exceed 33 1/3% of the value of the Portfolio's total assets due to a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation.
This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

7. Underwrite securities of other issuers except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

8. Invest directly in real estate or interest in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

9. Issue senior securities. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, obtaining of short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, short sales against the box, the purchase or sale or permissible options and futures transactions (and the use of initial and maintenance margin arrangements with respect to futures contracts or related options transactions), the purchase or sale of securities on a when issued or delayed delivery basis, permissible borrowings entered into in accordance with the Portfolio's investment policies, and reverse repurchase agreements are not deemed to be issuances of senior securities.

      As a fundamental policy in addition to the above, the Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Portfolio.

      Further, the following additional investment restrictions, which are operating policies of the Portfolio are applicable. These policies may be changed by the Board of Directors without shareholder approval.

      (a) Investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by the Portfolio in units or attached to securities shall be deemed to be without value.

      (b) The Portfolio will not (i) enter into futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Portfolio and premiums paid on outstanding options on futures contracts, after taking into consideration unrealized profits and losses, would exceed 5% of the market value of the total assets of the Portfolio, or (ii) enter into any futures contracts if the aggregate net amount of the Portfolio's commitments under outstanding futures contracts positions of the Portfolio would exceed the market value of the total assets of the Portfolio.

      (c) The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

      (d) The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

      (e) The Portfolio does not currently intend to (i) purchase securities of closed end investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end management investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a
reorganization, consolidation, or merger.   If the Portfolio
invests in a money market fund, the investment advisory fee will be waived on the assets of the Portfolio which are invested in the money market fund during the time that those assets are so invested.

      (f) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

      (g) The Portfolio does not currently intend to purchase securities of any issuer (other the U.S. Government agencies and instrumentalities or instruments guaranteed by an entity with a record of more than three years' continuous operation, including that of predecessors) with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Portfolio's investments in all such issuers to exceed 5% of the Portfolio's total assets taken at market value at the time of such purchase.

      (h) The Portfolio does not currently intend to invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses.

      (i) The Portfolio may not invest in companies for the purpose of exercising control or management, except to the extent that exercise by the Portfolio of its rights under agreements related to portfolio securities would be deemed to constitute such control.


      Lending of Portfolio Securities

Subject to investment limitation (5) under the caption "Investment Limitations", above, the Portfolio may from time-to-time lend securities from its portfolio to brokers, dealers and financial institutions and receive as collateral cash, U.S. Treasury securities, or other appropriate high quality liquid debt securities which, at all times while the loan is outstanding, will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities, which will increase the current income of the Portfolio. Such loans, which will not have terms longer than 30 days, will be terminable at any time. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Portfolio may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

      Foreign Securities

The Portfolio may purchase certain foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. The following describes certain of these considerations in addition to those set forth in the Prospectus. Delays may be encountered in settling securities transactions in certain foreign markets. Also, it is possible that market quotations for foreign securities will not be readily available. In such event, these securities shall be valued at fair value as determined in good faith by the Board of Directors. If it should become necessary, the Fund could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs in foreign securities may be higher. These and other factors will be considered before investment is made in foreign securities, and such investments will not be made unless it is determined that such investments will meet the standards and objectives of the Portfolio. In particular, management anticipates that these considerations will be inapplicable to a variety of Canadian investments. The Portfolio will not concentrate its investments in any particular foreign country.

      MANAGEMENT OF THE FUND

      Directors and Officers

The directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below:

  Name, Relationship with                                  Principal
Occupation
    the Fund, and Address                                          Past
Five Years

      Rex Jennings                                  Economic Development
Consultant
      Director2/                                    (since 1987);


      Richard P. Koeppe, Ph.D.                      Retired
Superintendent, Denver
      Director3/                                    Public Schools
(since 1993)

      Dennis Low                                    The Great-West Life
Assurance                              Director1/ 5/
      Company:  Executive Vice-President,
                                                           Financial
Services (since 1991);
                                             Senior Vice-President,
Individual
                                                                 (1987-
1990)

      James D. Motz                                 The Great-West Life
Assurance
      Director1/ 5/                                 Company:  Senior
Vice-President,
                                             Employee Benefits (since
1991);
                                             Vice- President, Group
(1983-1990)

      Sanford Zisman                         Attorney, Zisman &
Ingraham, P.C.
      Director4/

      Glen R. Derback                               The Great-West Life
Assurance
       Treasurer, Principal                                Company, Vice-
President,
       Financial and Accounting                            Financial
Control (since 1984);
       Officer1/ 5/

      Ruth B. Lurie                                 The Great-West Life
Assurance
       Secretary1/ 5/                                      Company, Vice-
President and
                                             Counsel (since 1988)

_________________________________

1/           Interested person as defined in the Investment
Company  Act of 1940.

2/           12501 East Evans Circle, Unit C, Aurora Colorado
80014

3/           8679 East Kenyon Avenue, Denver, Colorado  80237

4/           3773 Cherry Creek North Drive, Suite 250, Denver,
Colorado 80209.

5/           The Great-West Life Assurance Company, 8515 E.
Orchard Road, Englewood, Colorado 80111.

As of May 31, 1996, no person owns of record or beneficially 5% of more of the shares outstanding in the Fund or any Portfolio except the Series Accounts which owned 99% of the Funds' outstanding shares. As of May 31, 1996, the directors and officers of the Fund, as a group, had no ownership in the Fund or any Portfolio.
      The Investment Adviser

The information that follows supplements the information provided about the Investment Adviser under the caption
"Management of the Fund - Investment Adviser" in the
Prospectus.

The Great-West Life Assurance Company (the "Investment Adviser") serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated April 1, 1982 with the Fund. The Investment Adviser is a 99.4% owned subsidiary of Great-West Lifeco Inc., which in turn is an 86.4% subsidiary of Power Financial Corporation, Montreal, Quebec. A majority of the common stock of Power Financial Corporation is owned by 171263 Canada Inc. 171263 Canada Inc is a wholly owned subsidiary of Power Corporation of Canada, which, in turn, is controlled by a Canadian investor, Paul Desmarais, and his associates.

The Investment Advisory Agreement, as amended, was considered by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940), on April 8, 1996. The Agreement will remain in effect until April 1, 1997 and will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each portfolio, and (b) by a majority of the Directors who are not parties to such contract or "interested persons" of any such party. The agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Fund.

While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Fund and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser provides the portfolio managers for the Fund. Such managers consider analysis from various sources, make the necessary investment decisions and effect transactions accordingly. The Investment Adviser also is obligated to perform certain administrative and management services for the Fund and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreement.

Advisory Fee.

The method of computing the investment advisory fee is fully described in the Prospectus.

      The Sub-Adviser

INVESCO Trust Company

INVESCO Trust Company ("ITC") serves as the sub-adviser to the Portfolio pursuant to a Sub-Advisory Agreement dated November 1, 1994 as amended August 2, 1996. ITC is an indirect wholly-owned subsidiary of INVESCO PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC managed approximately $64 billion for a variety of clients as of June 30, 1994. As part of that $64 billion, INVESCO PLC manages a family of mutual funds with assets of approximately $9.3 billion as of June 30, 1994.

Sub-Advisory Fees

The method of computing the sub-advisory fees are fully described in the Prospectus.

      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Portfolio Turnover

Brokerage costs to the Portfolio are commensurate with the rate of portfolio activity. In computing the portfolio turnover rate for the Portfolio, certain U.S. Government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded. Subject to this exclusion, the turnover rate for a portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average value of portfolio securities owned by the portfolio during the fiscal year.

There will be no fixed limitations regarding the portfolio turnover of Portfolio. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of the Portfolio may be disposed of when they are no longer deemed suitable.

A higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses which might be borne by the Fund and, thus, indirectly by its shareholders. It is anticipated that the portfolio turnover rate would not exceed 100%.


      Placement of Portfolio Brokerage

The Fund does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board of Directors, the Investment Adviser is primarily responsible for placement of the Fund's portfolio transactions. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While the Investment Adviser generally will seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

In placing portfolio transactions, the Investment Adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the Investment Adviser, and pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may charge for the same transaction. Such supplemental research ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. Supplemental research obtained through brokers or dealers will be in addition to and not in lieu of the services required to be performed by the Investment Adviser. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. The Investment Adviser may use any supplemental investment research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts, and may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Investment Adviser will be considered by and may be useful to the Investment Adviser in carrying out its obligations to the Fund.

Normally, the Fund will deal directly with the underwriters or dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund that are not transactions with principals will consist primarily of brokerage commissions or dealer or underwriter spreads between the bid and asked price, although purchases from underwriters of portfolio securities include a commission or concession paid by the issuer.

Securities held by the Fund may also be held by other separate accounts or mutual funds for which the Investment Adviser serves as an adviser, or held by GWL&A, the Investment Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.


      CALCULATION OF YIELD AND RETURN


      Yield

As summarized in the Prospectus under the heading "Performance Related Information," yield of the Portfolio will be computed by annualizing a recent month's net investment income, divided by the Portfolio share's net asset value on the last trading day of that month multiplied by the average number of outstanding shares for the period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of the Portfolio will vary from time to time depending upon market conditions and the composition of the Portfolio. Yield should also be considered relative to changes in the value of the shares of the Portfolio and to the relative risks associated with the investment objectives and policies of the Portfolio.


      Total Return

As summarized in the Prospectus under the heading "Performance Related Information," total return is a measure of the change in value of an investment in the Portfolio over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Portfolio immediately rather than paid to the investor in cash. The formula for total return used herein includes four steps:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Portfolio all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or some other relevant periods if the Portfolio has not been in existence for at least ten years.

      Performance Comparisons

The Portfolio may from time to time include its yield and/or total return in advertisements or in information furnished to present or prospective shareholders. The Portfolio may include in such advertisements the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, relevant indexes and Donoghue Money Fund Report as having the same or similar investment objectives.

The manner in which total return and yield will be calculated for public use is described above.